UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2020

SANDBRIDGE ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39516	85-1615012
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1999 Avenue of the Stars, Suite 2088 Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 221-5743

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SBG.U	New York Stock Exchange LLC
Shares of Class A common stock included as part of the units	SBG	New York Stock Exchange LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SBG WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2020, the Board of Directors (the “Board”) of Sandbridge Acquisition Corporation (the “Company”) fixed the size of the Board at six directors and appointed Mike Goss and Krystal Kahler (the “New Directors”) to serve as a Class I director and a Class II director, respectively. The Board also appointed Mr. Goss to serve as a member of the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

On October 7, 2020, the Sponsor transferred 40,000 shares of the Company’s Class B common stock, $0.0001 par value per share, to Mr. Goss as compensation for his service as a director of the Company. Also on October 7, 2020, Mr. Goss executed a joinder agreement pursuant to which he became a party to the Registration and Stockholder Rights Agreement, dated September 14, 2020 (the “Registration Rights Agreement”), among the Company, Sandbridge Acquisition Holdings LLC (the “Sponsor”) and the other Holders (as defined therein) signatory thereto, which provides for customary demand and piggy-back registration rights for the Holders, and includes certain transfer restrictions applicable to the Holders with respect to Company securities they hold. A copy of the Registration Rights Agreement was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on September 18, 2020, and is incorporated herein by reference.

On October 7, 2020, each of the New Directors executed a joinder agreement pursuant to which they became parties to the Letter Agreement, dated September 14, 2020 (the “Insider Letter”), among the Company, the Sponsor, certain investors in the Sponsor and each of the directors, officers and other initial stockholders of the Company. A copy of the Insider Letter was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on September 18, 2020, and is incorporated herein by reference.

Each of the New Directors also entered into an indemnification agreement (together, the “Indemnification Agreements”), pursuant to which the Company has agreed to indemnify them against certain claims that may arise in connection with their service as directors of the Company. The Indemnification Agreements are substantially similar to the form filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed with the SEC on September 18, 2020, which is incorporated herein by reference.

The Company will reimburse the New Directors for reasonable out-of-pocket expenses related to identifying, investigating and completing an initial business combination.

Other than the foregoing, neither New Director is party to any arrangement or understanding with any person pursuant to which he or she was appointed as a director, nor is either New Director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2020
SANDBRIDGE ACQUISITION CORPORATION

By:	/s/ Richard Henry
Name:	Richard Henry
Title:	Chief Financial Officer